Exhibit 3.1 - Articles of Incorporation of ECZ, Inc.


                                                           Entity #:
                                                           E0898042005-7
                                                           Document Number:
                                                           20050631612-96

                                                           Date Filed:
                                                           12/21/2005
                                                           In the office of
                                                           /s/ Dean Heller
                                                           Dean Heller
                                                           Secretary of State

-----------------------------------------------------------------------------

              DEAN HELLER
              Secretary of State
/State Seal/  101 North Carson Street, Suite 3
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         /     Articles of      /
                         /    Incorporation     /
                         / (PURSUANT TO NRS 78) /
                         ------------------------

         Important: Read attached instructions before completing form.


1. Name of Corporation:          ECZ, Inc.
   --------------------

2. Resident Agent Name and       Edward Zimmerman, Jr.
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       3415 Ocatillo Mesa Way       North Las Vegas
   -------------------------     --------------------------------------------
                                 Street Address                      City

                                 NEVADA   89031
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares
   (number of shares             with par value: 75,000,000  Par value: $0.001
   corporation                                   ----------             ------
   authorized to issue)
   --------------------          Number of shares
                                 without par value:     0
                                                    --------

4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
                                 1.  Edward Zimmerman, Jr.
                                    -----------------------------------------
                                    Name

                                    3415 Ocatillo Mesa Way
                                    -----------------------------------------
                                    Street Address

                                    North Las Vegas      NV      89031
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)
    -----------------

6. Names, Address                Edward Zimmerman, Jr. /s/ Edward Zimmerman,Jr.
   and Signature of              -------------------  -------------------------
   Incorporator:                 Name                 Signature
   (attach additional page
   if there is more than 1       3415 Ocatillo Mesa Way
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 North Las Vegas      NV      89031
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ Edward Zimmerman, Jr.           12/07/2005
   ---------------               ----------------------------------- ----------
                                 Authorized Signature of R.A. or     Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees. See attached schedule.

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